                                                                    EXHIBIT 10.2

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
                      [Pelican State Supply Company, Inc.]


         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 29th day of April, 1998, to be effective as of the respective date herein indicated, by and between PELICAN STATE SUPPLY COMPANY, INC., a Nevada corporation ("Borrower") and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender").

                                    RECITALS

         A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of May 29, 1997 (the "Loan Agreement").

         B. Borrower and Lender desire to amend the Loan Agreement and the other Loan Documents as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                  AGREEMENT

                                  ARTICLE I
                                 DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                 ARTICLE II
                        AMENDMENTS TO LOAN AGREEMENT

         Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

         2.01 AMENDMENT TO SECTION 1.1; ADDITION OF CERTAIN DEFINITIONS. Effective as of the date of execution of this Amendment, Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto, to be inserted in their proper alphabetical order:

                 "ACQUISITION TERM LOAN - shall have the same meaning as in the Sepco Loan Agreement.

                 CAPITALIZED LEASE OBLIGATION - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP."

                 DOMESTIC MARGIN - at all times up to and including June 30, 1998-0.50% per annum. Thereafter, 0.00% per annum.




AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 1

                 EBITDA - for any fiscal period of Borrower, means the sum of
         (i) the Adjusted Net Earnings From Operations of Parent and its Subsidiaries for such period, plus (ii) non-cash charges of Parent and its Subsidiaries in respect to depreciation and amortization for such period, plus (iii) Tax Expense of Parent and its Subsidiaries for such period, plus (iv) Interest Expense of Parent and its Subsidiaries for such period, all of the above being determined on a consolidated basis in accordance with GAAP.

                 EURODOLLAR ADJUSTMENT DATE - initially, July 1, 1998, and thereafter, the first Business Day of the calendar month during which Lender receives the Compliance Certificate required by Section 9.1(J) hereof having a calculation date as of the last day of September, December, March or June, as the case may be (referred to in this Agreement as a 'Quarterly Compliance Certificate'), beginning with the Compliance Certificate having the calculation date as of September 30, 1998.

                 EURODOLLAR MARGIN - (i) for all Eurodollar Loans outstanding during the period ending on June 30, 1998, 2.00% per annum, and thereafter (ii) for all Eurodollar Loans outstanding during the period beginning on a Eurodollar Adjustment Date and ending on the day preceding the subsequent Eurodollar Adjustment Date, the applicable percent per annum set forth in the pricing table below opposite the ratio of (i) the aggregate principal amount of all Senior Debt outstanding on the calculation date of the applicable Compliance Certificate to (ii) the EBITDA calculated for the trailing twelve calendar month period ending on the calculation date of the applicable Compliance Certificate (which EBITDA may contain adjustments for the Target Company EBITDA of any Target Company purchased by Sepco with an Acquisition Term Loan during the relevant twelve calendar month period, provided that any such adjustment must be consented to by Lender, which consent shall be given or withheld by Lender in its sole discretion, and such adjustment must also be calculated in a manner satisfactory to Lender, in Lender's sole discretion).

                                 PRICING TABLE

              RATIO OF SENIOR DEBT                    EURODOLLAR
                   TO EBITDA                            MARGIN
-------------------------------------------          ------------
 (i)         Greater than 4.50 to 1.00               (i)    2.50%

 (ii)        Equal to or less than 4.50 to           (ii)   2.25%
             1.00, but greater than 4.00
             to 1.00

 (iii)       Equal to or less than 4.00 to           (iii)  2.00%
             1.00, but greater than 3.50
             to 1.00

 (iv)        Equal to or less than 3.50 to           (iv)   1.75%
             1.00, but greater than 3.00
             to 1.00

 (v)         Equal to or less than 3.00 to           (v)    1.50%
             1.00

                 If Borrower shall fail to deliver a Quarterly Compliance Certificate by the date required pursuant to Section 9.1(J) of this Agreement, then effective as of the date such



AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 2

         Quarterly Compliance Certificate becomes delinquent, the applicable Eurodollar Margin shall be conclusively presumed to equal the highest applicable Eurodollar Margin specified in the pricing table set forth above, such automatic adjustment to remain in effect until the first Business Day of the calendar month during which such delinquent Quarterly Compliance Certificate is delivered. From and after the first Business Day of the calendar month during which such delinquent Quarterly Compliance Certificate is delivered and until the next Eurodollar Adjustment Date, the Eurodollar Margin shall be determined by reference to such delinquent Quarterly Compliance Certificate and the pricing table set forth above.

                 FIXED CHARGE RATIO - for any fiscal period of Borrower means, the ratio of (i) an amount equal to (a) the sum of (1) the Adjusted Net Earnings From Operations of Parent and its Subsidiaries for such period, plus (2) non-cash charges of Parent and its Subsidiaries in respect to depreciation and amortization for such period, plus (3) Interest Expense of Parent and its Subsidiaries for such period, minus
         (4) Capital Expenditures made by Parent and its Subsidiaries during such period, to (ii) Fixed Charges of Parent and its Subsidiaries for such period, all of the above being determined on a consolidated basis in accordance with GAAP.

                 FIXED CHARGES - for any fiscal period of Borrower means the sum of scheduled principal payments required to be made by Parent and its Subsidiaries during such period in respect to Indebtedness, plus
         (ii) Interest Expense of Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                 INTEREST EXPENSE - with respect to any fiscal period, the interest expense incurred for such period as determined in accordance with GAAP plus Letter of Credit and LC Guaranty fees owing for such period.

                 MONEY BORROWED - means (i) Indebtedness arising from the lending of money by any Person to Parent or any Subsidiary of Parent,
         (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Parent or any Subsidiary of Parent
         (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Indebtedness of Parent or any Subsidiary of Parent under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses
         (i) through (iv) hereof, if owed directly by Parent or such Subsidiary of Parent.

                 SENIOR DEBT means all Money Borrowed, excluding Subordinated Debt.

                 SENIOR INTEREST COVERAGE RATIO - for any fiscal period of Borrower means, the ratio of (i) an amount equal to the sum of (a) the Adjusted Net Earnings From Operations of Parent and its Subsidiaries for such period, plus (b) Tax Expense of Parent and its Subsidiaries for such period, plus (c) Interest Expense of Parent and its Subsidiaries for such period in respect of Senior Debt, to (ii) Interest Expense of Parent and its Subsidiaries for such period in respect of Senior Debt, all as determined on a consolidated basis in accordance with GAAP.




AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 3

                 STOCK OFFERING - the secondary stock offering of capital stock in Parent which is expected to raise approximately $25,000,000 in net proceeds for Parent.

                 TARGET COMPANY - shall have the same meaning as in the Sepco Loan Agreement.

                 TARGET COMPANY EBITDA - shall have the same meaning as in the Sepco Loan Agreement.

                 TAX EXPENSE - with respect to any fiscal period, the tax expense incurred for such period as determined in accordance with GAAP."

         2.02 AMENDMENT TO DEFINITION OF "BORROWING BASE" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Borrowing Base" contained in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting therefrom the phrase "Three Million Dollars ($3,000,000)" and substituting therefor the phrase "Two Million Five Hundred Thousand Dollars ($2,500,000)", and (ii) deleting therefrom the phrase "One Million Two Hundred Fifty Thousand Dollars ($1,250,000)" and substituting therefor the phrase "One Million Five Hundred Thousand Dollars ($1,500,000)."

         2.03 AMENDMENT TO DEFINITIONS OF "COMMITMENT" IN SECTION 1.1. Effective as of the date of execution of this Amendment, the definition of "Commitment" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "Commitment - Two Million Five Hundred Thousand Dollars ($2,500,000.00)."

         2.04 AMENDMENT TO SECTION 3.1(A). Effective as of the date of execution of this Amendment, the first two sentences of Section 3.1(A) of the Loan Agreement are amended and restated to read in their entirety as follows:

                 "(A)     Interest shall accrue on the principal amount of the
         Revolving Credit Loans outstanding at the end of each day, at the following rates per annum (individually called, as applicable, an
         'Applicable Annual Rate'):  (i) Eurodollar Loans shall bear interest at a rate per annum equal to the applicable Eurodollar Margin plus the
         Eurodollar Base Rate for the Eurodollar Interest Period applicable thereto and (ii) all other Revolving Credit Loans shall bear interest at a rate per annum equal to the applicable Domestic Margin plus the Base Rate. Revolving Credit Loans shall bear interest at a rate per annum equal to the applicable Domestic Margin plus the Base Rate unless the Borrower provides a Eurodollar Borrowing Notice to the Lender in accordance with Section 3.7(A) irrevocably electing that all or a portion of the Revolving Credit Loans are to bear interest at a Eurodollar Base Rate."

         2.05 AMENDMENT TO SECTION 3.1(B). Effective as of the date of execution of this Amendment, Section 3.1(B) of the Loan Agreement is hereby amended by amending and restating clause (ii) of such Section 3.1(B) in its entirety as follows:

                 "(ii)    unless preempted by federal law, the Applicable
         Annual Rate or Default Rate, as applicable, from time to time in effect hereunder may not exceed the applicable 'weekly ceiling' (as such term is defined in Chapter 303 of the Texas Finance Code




AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 4

         [Vernon's Texas Codes Annotated], as amended from time to time) from time to time in effect."

         2.06 AMENDMENT TO SECTION 3.3. Effective as of the date of execution of this Amendment, Section 3.3 of the Loan Agreement is amended as follows:

                 "(i)     Section 3.3(A) is amended by deleting therefrom the
         reference to the date "January 2, 1999" and substituting therefor the date "January 2, 2000."

                 (ii) Section 3.3(D) is amended and restated to read in its entirety as follows:

                          "(D)    At the effective date of any termination of
                 this Agreement, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under this Agreement and any of the Other Agreements), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to $50,000, if termination occurs at any time prior to January 2, 2000 or during any Renewal Term thereafter. If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable. In addition, no termination charge shall be payable hereunder if the Sepco Loan Agreement is terminated on the same effective date as the termination of this Agreement and the $50,000 termination charge payable by Sepco under the Sepco Loan Agreement has been paid by Sepco."

         2.07 AMENDMENT TO SECTION 9.3. Effective as of the date of execution of this Amendment, Section 9.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "9.3.    Specific Financial Covenants.  During the term of
         this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, Parent and its Subsidiaries shall:

                          (A)     Maintain, on a consolidated basis in
                 accordance with GAAP, as of the end of each fiscal quarter, beginning with the fiscal quarter ending on June 30, 1998, for the twelve calendar month period ending on such date, a Fixed Charge Ratio of not less than 1.50 to 1.00.

                          (B)     Achieve, on a consolidated basis in
                 accordance with GAAP, on the last day of each fiscal quarter set forth below, for the twelve calendar month period ending on such date, a Senior Interest Coverage Ratio equal to or greater than the ratio set forth below for the twelve calendar month period ending on the date corresponding thereto:

                      DATE                         RATIO
                      ----                         -----
                 (i)    June 30, 1998               (i)    2.75 to 1.00
                 (ii)   September 30, 1998          (ii)   2.75 to 1.00
                 (iii)  December 31, 1998           (iii)  2.75 to 1.00
                 (iv)   Each March 31, June 30,     (iv)   3.00 to 1.00
                 September 30 and December 31
                 thereafter occurring




AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 5

                          (C)     Maintain, on a consolidated basis in
                 accordance with GAAP, as of the last day of each fiscal quarter set forth below (the 'Calculation Date'), a ratio of
                 (i) the Senior Debt of Parent and its Subsidiaries on such Calculation Date, to (ii) an amount equal to (a) the EBITDA of Parent and its Subsidiaries for the twelve calendar month period ending on such Calculation Date, minus (b) Capital Expenditures made by Parent and its Subsidiaries during such period, of not greater than the ratio set forth below on the Calculation Date corresponding thereto:

                          CALCULATION DATE                   RATIO
                          ----------------                   -----
                 (i)    June 30, 1998               (i)    4.50 to 1.00
                 (ii)   September 30, 1998          (ii)   4.50 to 1.00
                 (iii)  December 31, 1998           (iii)  4.50 to 1.00
                 (iv)   Each March 31, June 30,     (iv)   4.00 to 1.00
                 September 30 and December 31
                 thereafter occurring

                 Notwithstanding the foregoing, beginning with the first Calculation Date to occur after the consummation of the Stock Offering, and continuing on each subsequent Calculation Date, the relevant maximum ratio shall be 3.00 to 1.00."

         2.08 AMENDMENT TO SECTION 11.1(P). Effective as of the date of execution of this Amendment, Section 11.1(P) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "(P)     Borrower and/or Sepco ceases to be a Subsidiary of
         Parent, unless due to the merger of Borrower and/or Sepco into Parent, with Parent being the surviving entity;"

         2.09 AMENDMENT TO SECTION 11.1; ADDITION OF A NEW SECTION 11.1(R). Effective as of the date of execution of this Amendment, Section 11.1 of the Loan Agreement is amended by adding thereto a new Section 11.1(R), to read in its entirety as follows:

                 "(R)     Each of Borrower, American MRO, Bayou, Sepco, and DXP
         Acquisition, Inc., d/b/a Strategic Acquisition, Inc. have not by October 1, 1998, been merged into Parent, with Parent being the surviving entity, upon terms and conditions and pursuant to documentation satisfactory to Lender."

         2.10 AMENDMENT TO SECTION 11.1; ADDITION OF A NEW SECTION 11.1(S). Effective as of the date of execution of this Amendment, Section 11.1 of the Loan Agreement is amended by adding thereto a new Section 11.1(S) to read in its entirety as follows:

                 "(S)     The occurrence of an 'Event of Default,' as such term
         is defined in that certain Loan and Security Agreement, dated June 16, 1997, executed by Lender and DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc., as renewed, extended, modified and restated from time to time."




AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 6

         2.11 AMENDMENT TO SECTION 12.10. Effective as of the date of execution of this Amendment, Section 12.10 of the Loan Agreement is amended by deleting therefrom the reference to:

         "Hughes & Luce, L.L.P.
         1717 Main Street, Suite 2800
         Dallas, Texas 75201
         Attention:  Kenneth M. Vesledahl, Esq."

and substituting therefor the following:

         "Patton Boggs, L.L.P.
         2200 Ross Avenue, Suite 900
         Dallas, Texas 75201-2774
         Attention:  Kenneth M. Vesledahl, Esq.
         Facsimile No. (214) 871-2688"

         2.12 AMENDMENT TO SECTION 12.16. Effective as of the date of execution of this Amendment, Section 12.16 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "12.16. Nonapplicability of Chapter 303 of Texas Finance Code. Borrower and Lender hereby agree that the provisions of Chapter 346 of the Texas Finance Code + [Vernon's Texas Codes Annotated] (which regulates certain revolving loan accounts and revolving triparty accounts) shall not apply to this Agreement or any of the other Loan Documents."

                                  ARTICLE III
                                   NO WAIVERS

         3.01 Nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by
Lender:

                 (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:

                          (i) This Amendment, duly executed by Lender, together with the relevant Consent, Ratification, and Amendment, respectively duly executed by Sepco Industries,



AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 7

                 Inc., Bayou Pumps, Inc., American MRO, Inc., DXP Acquisition, Inc. d/b/a Strategic Acquisition, Inc. and DXP Enterprises, Inc.;

                          (ii) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

                 (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and

                (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                       ARTICLE V
                     RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document



AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 8 furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO



AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 9

MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                             "BORROWER"

                                             PELICAN STATE SUPPLY COMPANY, INC.

                                             By:    /s/ Gary A. Allcorn
                                                    -------------------
                                             Name:  Gary A. Allcorn
                                                    -------------------
                                             Title: Senior V.P./Finance
                                                    -------------------


                                             "LENDER"

                                             FLEET CAPITAL CORPORATION

                                             By:    /s/ H. Michael Wills
                                                    --------------------
                                             Name:  H. Michael Wills
                                                    --------------------
                                             Title: VP
                                                    -------------------


ANNEXES:

A-1 - Certified Resolutions of Pelican State Supply Company, Inc.



AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 10

                                  ANNEX A-1

                           CERTIFIED RESOLUTIONS OF
           PELICAN STATE SUPPLY COMPANY, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Pelican State Supply Company, Inc., a Nevada corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Amendment to Loan and Security Agreement to be executed by Corporation and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other Loan Documents, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross- collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.

                                CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  April 29, 1998.
                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation






CONSENT AND RATIFICATION TO
AMENDMENT TO LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, SEPCO INDUSTRIES, INC., has executed that certain Continuing Guaranty Agreement, dated May 29, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Amendment to Loan and Security Agreement, dated as of April 29, 1998 (the "Loan Amendment"), by and between Pelican State Supply Company, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                                 SEPCO INDUSTRIES, INC.


                                                 By:    /s/ GARY A. ALLCORN
                                                        ------------------------
                                                 Name:  Gary A. Allcorn
                                                        ------------------------
                                                 Title: Senior V.P./Finance
                                                        ------------------------






CONSENT AND RATIFICATION TO
AMENDMENT TO LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, AMERICAN MRO, INC., has executed that certain Continuing Guaranty Agreement, dated May 29, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Amendment to Loan and Security Agreement, dated as of April 29, 1998 (the "Loan Amendment"), by and between Pelican State Supply Company, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                                 AMERICAN MRO, INC.


                                                 By:    /s/ GARY A. ALLCORN
                                                        ------------------------
                                                 Name:  Gary A. Allcorn
                                                        ------------------------
                                                 Title: Senior V.P./Finance
                                                        ------------------------






CONSENT AND RATIFICATION TO
AMENDMENT TO LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, BAYOU PUMPS, INC., has executed that certain Continuing Guaranty Agreement, dated May 29, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Amendment to Loan and Security Agreement, dated as of April 29, 1998 (the "Loan Amendment"), by and between Pelican State Supply Company, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                                BAYOU PUMPS, INC.


                                                 By:    /s/ GARY A. ALLCORN
                                                        ------------------------
                                                 Name:  Gary A. Allcorn
                                                        ------------------------
                                                 Title: Senior V.P./Finance
                                                        ------------------------






CONSENT AND RATIFICATION TO
AMENDMENT TO LOAN AND SECURITY - Page 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, DXP ACQUISITION, INC. D/B/A STRATEGIC ACQUISITION, INC., has executed that certain Continuing Guaranty Agreement, dated June 16, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"). The undersigned hereby (i) consents and agrees to the terms of the Amendment to Loan and Security Agreement, dated as of April 29, 1998 (the "Loan Amendment"), by and between Pelican State Supply Company, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                               DXP ACQUISITION, INC.
                                               D/B/A STRATEGIC ACQUISITION, INC.


                                               By:    /s/ GARY A. ALLCORN
                                                      ------------------------
                                               Name:  Gary A. Allcorn
                                                      ------------------------
                                               Title: Senior V.P./Finance
                                                      ------------------------






CONSENT AND RATIFICATION TO
AMENDMENT TO LOAN AND SECURITY - Page 1

                     CONSENT, RATIFICATION AND AMENDMENT


         The undersigned, DXP ENTERPRISES, INC., has executed (x) that certain Continuing Guaranty Agreement, dated May 29, 1997 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), and (y) that certain Stock Pledge Agreement, dated as of May 29, 1997, executed by the undersigned and Fleet (the "Security Agreement"). The undersigned hereby (i) consents and agrees to the terms of the Amendment to Loan and Security Agreement, dated as of April 29, 1998 (the "Loan Amendment"), by and between Pelican State Supply Company, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each of the Guaranty and the Security Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations", as such term is used in the Guaranty, and some, but not all, of the "Secured Obligations", as such term is used in the Security Agreement, (b) each of the Guaranty and the Security Agreement is an "Other Agreement", as such term is defined in the Loan Agreement, (c) neither the Guaranty nor the Security Agreement is, as of the date hereof, subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty or under the Security Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty or as debtor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  April 29, 1998.

                                                 DXP ENTERPRISES, INC.

                                                 By:    /s/ GARY A. ALLCORN
                                                        ------------------------
                                                 Name:  Gary A. Allcorn
                                                        ------------------------
                                                 Title: Senior V.P./Finance
                                                        ------------------------






CONSENT AND RATIFICATION TO
AMENDMENT TO LOAN AND SECURITY - Page 1